POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 7, 2013 TO THE
SUMMARY PROSPECTUS DATED AUGUST 31, 2012 OF:

PowerShares Dividend AchieversTM Portfolio

Effective February 25, 2013, the name of the Broad Dividend AchieversTM Index, the underlying index of the PowerShares Dividend AchieversTM Portfolio, will change. There will be no change to the methodology by which the NASDAQ OMX Group, Inc., the index provider, calculates the Broad Dividend AchieversTM Index.

As a result, effective as of that date, the Summary Prospectus is changed as follows:

•  All references to the Broad Dividend AchieversTM Index are deleted and replaced with the following:

NASDAQ US Broad Dividend Achievers Index

•  The table on page 3 under the section titled "Average Annual Total Returns for the Periods Ended December 31, 2011" is deleted and replaced with the following:

	One Year	Five Years	Since Inception (09/15/05)
Return Before Taxes	9.00%	(0.39)%	2.34%
Return After Taxes on Distributions	8.14%	(1.18)%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	(0.80)%	1.53%
NASDAQ US Broad Dividend Achievers Index(1) (reflects no deduction for fees, expenses or taxes)	9.71%	0.22%	3.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.24)%	2.51%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(0.10)%	(2.57)%	1.37%

(1) Prior to February 25, 2013, this index was known as the Broad Dividend AchieversTM Index.

Please Retain This Supplement For Future Reference.

P-PFM-SUMPRO-1 SUP-2 020713